Exhibit 99.1

Forward-Looking Statement This presentation contains forward-looking information and statements within the meaning of the Private Securities Litigation Act of 1995, including Mitcham Industries, Inc.'s prospects and development of its operations and its business strategies, all of which are subject to certain risks, uncertainties and assumptions including, among other things, changes in market conditions in the oil and gas exploration and production industry, prices and reserves of crude oil and natural gas, our ability to maintain and attract customers, weather conditions, political developments, technical obsolescence of our equipment, the Company's ability to finalize contractual arrangements, and other risks and uncertainties disclosed in the Company's reports filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results could vary materially from those anticipated. 1

Headquarters: Huntsville, Texas NASDAQ: MIND Share Price: 52 Week Range: Fully Diluted Shares Outstanding: Average Daily Volume: Market Cap: Working Capital: Long-term Debt: Insider ownership: $ 10.00 $ 4.20 - 10.25 9,588,000 52,068 $ 95,880,000 $ 17,237,000 $ - 0 - 14.3% Mitcham - Quick Facts (1) (2) (1) (1) (2) (3) (1) August 5, 2005 (2) April 30, 2005 (3) Not Including Seamap 2

History of Mitcham Industries Founded 1987 IPO: 1995 Opened Mitcham Canada: 1996 Acquired Seismic Asia Pacific (SAP): January 2003 Added Marine Seismic Products: 2003 Acquired Seamap: July 1, 2005 3

What We Do: The World's Leading Lessor of Seismic Equipment Sales of New and "Experienced Equipment Texas Canada Indonesia Australia United Kingdom Singapore Russia Land - Transition Zone - Marine Short and Long-Term Leasing Most Technologically Advanced Equipment Lease Pool Seismic Oceanographic Hydrographic 4

Where We Are Located Huntsville - Texas Singapore Calgary - Canada Somerset - UK Brisbane Indonesia Russia Where We Are Located

Equipment Used For: Onshore, Transition Zone and Offshore Domestic and International 2-D, 3-D, and 4-D Seismic Surveys Multi-Component Surveys Oil and Gas Exploration 5

Our Customers Are: International Seismic Contractors Regional Seismic Contractors State-owned Oil and Gas Companies Governmental & Educational Institutions 6

Seismic Market Outlook Seismic Contractors Are Reporting a Significant Increase in Backlog and Adding Crew Capacity Increasing Complexity of Seismic Surveys Spending by E&P Companies on Seismic Surveys is up 15% Year Over Year New Worldwide Expansion Opportunities into Formerly Restricted Areas (CIS, Libya, Iraq) 7

Mitcham Advantage Expand Capability of Existing Crews Mobilize New Crews with Minimum Capital Outlay Worldwide Locations Providing Service and Support The Largest Inventory of Seismic Acquisition Equipment in the World Available for Lease Immediate Equipment Availability Reducing Shipping Time and Costs 8

Positioned For Growth Increased Utilization Expand Margins New Markets Expand Equipment Pool - Land - Marine - New Technology 9

Growth Through Acquisitions: SEISMIC ASIA PACIFIC 10 Largest Independent Leasing Company in Pacific Rim Provides Diverse Range of Products to: - Seismic Industry - Oceanographic Industry - Defense Industry Provides Engineering and Support

Growth Through Acquisitions: SEAMAP 11 World's Largest Independent Designer and Manufacturer of Products for: - Seismic Industry - Oceanographic Industry - Offshore Industry Provides After-Market Service and Support

Financial Highlights 12

Total Revenue: FYE January 31 2003 2005 2004 2006(E) 13

Core Business Growth: Short Term Leasing FYE January 31 2003 2005 2004 2006(E) 14

F2003 F2004 F2005(E) 2006(E) EBITDA 5600 10200 13100 15800 Revenue 14000 22000 27500 32000 EBITDA/Rev Source: Company documents and MS Howells & Co. F2003 F2004 F2005 EBITDA Revenue EBITDA / Revenue F2006(E) 15 EBITDA is a Non-GAAP measurement that is presented as an additional indicator of operating performance and is not a substitute for net income (loss) or net income (loss) per share calculated under generally accepted accounting principals (GAAP). FYE January 31

Strong Balance Sheet 16 Cash $ 12,200,000 Working Capital $ 17,237,000 Long-Term Debt $ - 0 - Revolving Credit Facility $ 12,500,000 (1) (1) Not Including Seamap

Summary Revenues 01-31-04 01-31-05 Equipment Leasing 13,765 17,086 Equipment Sales 8,641 9,282 Total Revenue 22,406 26,368 Operating Income (Loss) (3,432) 2,378 Income (Loss) From Continuing Operations (3,574) 2,049 Net Income (6,289) 2,129 Net Income (Loss) Per Common Share Basic (0.72) 0.24 Diluted (0.72) 0.23 all numbers in 000's except per share data 7,600 13,100 17 EBITDA

Why Mitcham: Compelling Valuation, Trading at Significant Discount to Peers Major Barrier to Entry for Any New Competitors Growing Number of Crews Worldwide Expanding Channel Count Per Crew Rock Solid Balance Sheet Rock Solid Reputation Well Positioned to Capitalize on Worldwide Seismic Growth 18